UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

RICHARDSON ELECTRONICS, LTD.

(Exact name of registrant as specified in charter)

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Delaware (State or other jurisdiction of incorporation)	0-12906 (Commission File Number)	36-2096643 (IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois (Address of principal executive offices)	60147-0393 (Zip Code)

Registrant’s telephone number, including area code: (630) 208-2200

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.05 Par Value per share	RELL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 24, 2022, following the recommendation of the Compensation & Governance Committee (the “Compensation Committee”) of the Board of Directors of Richardson Electronics, Ltd. (the “Company”), the Board of Directors of the Company approved an amendment (the “Amendment”) to the Richardson Electronics, Ltd. Amended and Restated Edward J. Richardson Incentive Compensation Plan (the “Richardson Incentive Plan” and, as amended, the “Plan”). The Richardson Incentive Plan is the plan pursuant to which the Company’s Chief Executive Officer, Edward J. Richardson, is eligible to receive incentive compensation in an amount equal to the greater of 2% of annual net income after tax or an incentive based payment upon the achievement by the Company of pre-established financial objectives set by the Compensation Committee in connection with the annual incentive plan established by the Compensation Committee for members of the Company’s management (the “Management Incentive Compensation Plan”).

The amended terms approved and reflected in the Amendment include revisions (1) to allow Mr. Richardson to participate directly in the Management Incentive Compensation Plan and (2) for Mr. Richardson to be eligible for an annual award equal to 2% of the Company’s net income over the benefit to which Mr. Richardson is entitled to under the Management Incentive Compensation Plan. This description of the Amendment is qualified in its entirety by reference to the complete Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10.1 Amendment to Richardson Electronics, Ltd. Amended and Restated Edward J. Richardson Incentive Compensation Plan

104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

                                                                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richardson Electronics, Ltd.

Date: October 27, 2022	By:	/s/ Robert J. Ben
	Name:	Robert J. Ben
	Title:	Chief Financial Officer and Chief Accounting Officer